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                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                                  $275,000,000

                              AMY ACQUISITION CORP.

                   10 1/2% SENIOR SUBORDINATED NOTES DUE 2013

                               PURCHASE AGREEMENT

                                                                  March 13, 2003

CREDIT SUISSE FIRST BOSTON LLC
DEUTSCHE BANK SECURITIES INC.
WACHOVIA SECURITIES, INC.
 c/o Credit Suisse First Boston LLC,
     Eleven Madison Avenue,
       New York, New York 10010-3629

Dear Sirs:

     1. INTRODUCTORY. Amy Acquisition Corp., a Delaware corporation (the "COMPANY"), which will be merged with and into AmeriPath, Inc., a Delaware corporation ("AMERIPATH"), upon closing of the Merger (as defined below), proposes, subject to the terms and conditions stated herein, to issue and sell to the several initial purchasers named in Schedule A hereto (the "PURCHASERS") $275,000,000 principal amount of its 10 1/2% Senior Subordinated Notes due 2013 (the "OFFERED SECURITIES") to be issued under an indenture to be dated as of March 27, 2003 (the "INDENTURE"), among the Company, the Guarantors (as defined in paragraph 2(c) below) and U.S. Bank National Association, as Trustee, on a private placement basis pursuant to an exemption under Section 4(2) of the United States Securities Act of 1933 (the "SECURITIES ACT"). Concurrently with the purchase and sale of the Offered Securities, the Company will be merged with and into AmeriPath (the "MERGER") pursuant to and on the terms and conditions contained in the Agreement and Plan of Merger dated as of December 8, 2002 (the "MERGER AGREEMENT"), among the Company, Amy Holding Company ("PARENT") and AmeriPath. Following the closing of the Merger, references in this Agreement to the Company will mean AmeriPath, as the surviving company in the Merger. In connection therewith, the Company hereby agrees with the several Purchasers as follows:

     The holders of the Offered Securities will be entitled to the benefits of a Registration Rights Agreement among the Company, the Guarantors and the Purchasers (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company agrees to file a registration statement with the Securities Exchange Commission (the "COMMISSION") registering the resale of the Offered Securities under the Securities Act.

     2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, the several Purchasers that:

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          (a)  A preliminary offering circular and an offering circular relating to the Offered Securities has been prepared by the Company. Such preliminary offering circular (the "PRELIMINARY OFFERING CIRCULAR") and offering circular (the "OFFERING CIRCULAR"), as supplemented as of the date of this Agreement, together with any other document approved by the Company for use in connection with the contemplated resale of the Offered Securities, are hereinafter collectively referred to as the "OFFERING DOCUMENT". The Preliminary Offering Circular as of its date did not and the Offering Circular as of the date of this Agreement does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Offering Document based upon written information furnished to the Company by any Purchaser through Credit Suisse First Boston LLC and Deutsche Bank Securities Inc. (the "MANAGERS") specifically for use therein; it being understood and agreed that the only such information is that described as such in Section 7(b) hereof.

          (b) Each of the Company and AmeriPath has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and conduct its business as described in the Offering Document; and AmeriPath is duly qualified to do business as a foreign corporation in good standing (to the extent such qualification exists) in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified individually or in the aggregate would not have a material adverse effect on the business, assets, operations, condition (financial or otherwise) or prospects of the Company, AmeriPath and the Subsidiaries (as defined in paragraph 2(c) below) taken as a whole (a "MATERIAL ADVERSE EFFECT").

          (c) Each of AmeriPath's subsidiaries (the "SUBSIDIARIES") has been duly incorporated or organized and is an existing corporation or other applicable legal entity in good standing (to the extent such qualification exists) under the laws of the jurisdiction of its incorporation or organization, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and each Subsidiary is duly qualified to do business as a foreign corporation or other applicable legal entity in good standing (to the extent such qualification exists) in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified individually or in the aggregate would not have a Material Adverse Effect; the legal name and jurisdiction of incorporation or organization of each Subsidiary has been set forth on Schedule B hereto; all of the issued and outstanding capital stock (or other equity securities) of each Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable (or equivalent); and, except as disclosed in the Offering Document or otherwise set forth on Schedule B hereto, all of the capital stock of each Subsidiary is owned by AmeriPath, directly or through other Subsidiaries, free from liens, encumbrances and defects.

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          (d)  This Agreement, the Indenture, the Merger Agreement and the
     Registration Rights Agreement have been (or will be on the Closing Date, in the case of the Guarantors with respect to the Indenture and the Registration Rights Agreement) duly authorized by the Company and, to the extent applicable, AmeriPath and the Guarantors; this Agreement and the Merger Agreement have been duly executed and delivered by the Company, and the Merger Agreement has been duly executed and delivered by AmeriPath; the Offered Securities have been duly authorized by the Company; when the Offered Securities are delivered and paid for pursuant to this Agreement on the Closing Date (as defined in paragraph 3 below), the Indenture and the Registration Rights Agreement will have been duly executed and delivered by the Company and the Guarantors, such Offered Securities will have been duly executed, authenticated, issued and delivered by the Company and will conform in all material respects to the description thereof contained in the Offering Document; and when the Offered Securities have been issued, executed and authenticated and delivered to and paid for by the Purchasers in accordance with the terms of this Agreement and the Indenture, such Offered Securities and the Registration Rights Agreement will constitute valid and legally binding obligations of the Company and, to the extent applicable, the Guarantors, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether considered in a proceeding at law or in equity).

          (e) On the Closing Date, the guaranty (the "GUARANTY") of the Offered Securities by each Subsidiary that is a guarantor thereof (the "GUARANTORS") will have been duly authorized by each such Guarantor, and will conform in all material respects to the description thereof contained in the Offering Document; when the Offered Securities have been issued, executed and authenticated in accordance with the Indenture and delivered to and paid for by the Purchasers in accordance with the terms of this Agreement, the Guaranty of each Guarantor will constitute a valid and legally binding obligation of each such Guarantor enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether considered in a proceeding at law or in equity).

          (f) On the Closing Date, the Exchange Securities (as defined in the Registration Rights Agreement) will have been duly authorized by the Company; and when the Exchange Securities are issued, executed and authenticated in accordance with the terms of the Exchange Offer (as defined in the Registration Rights Agreement) and the Indenture, the Exchange Securities will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether considered in a proceeding at law or in equity).

          (g) On the Closing Date, the guaranty of the Exchange Securities by each Guarantor will have been duly authorized by each such Guarantor; and when the Exchange Securities have been issued, executed and authenticated in accordance with the

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     terms of the Exchange Offer and the Indenture, the guaranty of each
     Guarantor will constitute a valid and legally binding obligation of each such Guarantor, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether considered in a proceeding at law or in equity).

          (h) Except as disclosed in the Offering Document, there are no contracts, agreements or understandings between the Company, AmeriPath or any Subsidiary and any person (other than the Purchasers) that would give rise to a valid claim against the Company, AmeriPath, any Subsidiary or any Purchaser for a brokerage commission, finder's fee or other like payment in connection with the issuance of the Offered Securities.

          (i) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement and the Registration Rights Agreement in connection with the issuance and sale of the Offered Securities by the Company, except for the filing of the Exchange Offer Registration Statement or the Shelf Registration Statement and the order of the Commission declaring the Exchange Offer Registration Statement or the Shelf Registration Statement (each as defined in the Registration Rights Agreement) effective and except as may be required under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") or state securities laws.

          (j) The execution, delivery and performance of the Indenture, the Guaranty, this Agreement and the Registration Rights Agreement, and the issuance and sale of the Offered Securities and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company, AmeriPath, the Parent or any Subsidiary or any of their properties, (ii) any agreement or instrument to which the Company, AmeriPath, the Parent or any such Subsidiary is a party or by which the Company, AmeriPath, the Parent or any such Subsidiary is bound or to which any of the properties of the Company, AmeriPath, the Parent or any such Subsidiary is subject, or
     (iii) the charter or by-laws of the Company, AmeriPath, the Parent or any such Subsidiary; and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement, except in the case of clause (i) and (ii) for any breach or violation of or default under any such statute, rule, regulation, order, agreement or instrument that individually or in the aggregate wound not have a Material Adverse Effect.

          (k) Except as disclosed in the Offering Document, the Company, AmeriPath and the Subsidiaries have good and marketable title to all real properties and all other material properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and, except as disclosed in the Offering Document, the Company, AmeriPath and the Subsidiaries hold any leased real or material personal

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     property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

          (l) Except as would not individually or in the aggregate have a Material Adverse Effect, the Company, AmeriPath and the Subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit.

          (m) No labor dispute with the employees of the Company, AmeriPath or any Subsidiary exists or, to the knowledge of the Company, is imminent that is reasonably likely to have a Material Adverse Effect.

          (n) Except as would not individually or in the aggregate have a Material Adverse Effect, the Company, AmeriPath and the Subsidiaries own, possess or can acquire on reasonable terms, or have valid licenses or other legal rights to use, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct the business now operated by them, or presently used by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights.

          (o) Except as disclosed in the Offering Document, none of the Company, AmeriPath or any of the Subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "ENVIRONMENTAL LAWS"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

          (p) Except as disclosed in the Offering Document, there are no pending actions, suits or proceedings against or, to the Company's knowledge, affecting the Company, AmeriPath, any of the Subsidiaries or any of their respective properties that, if determined adversely to the Company, AmeriPath or any of the Subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under the Indenture, this Agreement or the Registration Rights Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are, to the knowledge of the Company, threatened.

          (q) The financial statements included in the Offering Document present fairly in all material respects the financial position of (i) the Company and (ii) AmeriPath and the

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     Subsidiaries, on a consolidated basis, as of the dates shown, in the case of the financial statements referred to in (ii) above, and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; and the assumptions used in preparing the pro forma financial statements included in the Offering Document provide a reasonable basis for presenting the significant effects directly attributable to the Merger or the other transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts. The financial and statistical information included in the Offering Document with respect to AmeriPath's existing contingent notes issued in connection with prior acquisitions and any earn-out payments similar thereto presents fairly in all material respects the obligations of AmeriPath thereunder and is otherwise true and accurate in all material respects.

          (r) Except as disclosed in the Offering Document, since the date of the latest audited financial statements included in the Offering Document there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the business, assets, operations, condition (financial or other) or prospects of the Company or AmeriPath and the Subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Offering Document, there has been no dividend or distribution of any kind declared, paid or made by the Company, AmeriPath or any Subsidiary on any class of capital stock.

          (s) The Company is not an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940 (the "INVESTMENT COMPANY ACT"); and the Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Document, will not be an "investment company" as defined in the Investment Company Act.

          (t) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Offered Securities are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

          (u) Assuming the accuracy of the Purchasers' representations and warranties contained in Section 4 below, the offer and sale of the Offered Securities by the Company to the several Purchasers in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof and Regulation S and it is not necessary to qualify an indenture in respect of the Offered Securities under the United States Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT"), PROVIDED that on the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.

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          (v)  Neither the Company or any of its affiliates nor any person acting on its or their behalf (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S under the Securities Act) the Offered Securities or any security of the same class or series as the Offered Securities or (ii) has offered or will offer or sell the Offered Securities (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or (B) with respect to any securities sold in reliance on Rule 903 of Regulation S, by means of any directed selling efforts within the meaning of Rule 902(c) of Regulation S. The Company has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for this Agreement.

          (w) Neither the Company, AmeriPath or any Subsidiary nor any agent thereof acting on their behalf has taken, and none of them will take, any action that might cause the transactions contemplated by this Agreement, including the issuance or sale of the Offered Securities, to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

     3. PURCHASE, SALE AND DELIVERY OF OFFERED SECURITIES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Purchasers, and the Purchasers agree, severally and not jointly, to purchase from the Company, at a purchase price of 97.00% of the principal amount thereof plus accrued interest from March 27, 2003 to the Closing Date (as hereinafter defined) the respective principal amounts of Offered Securities set forth opposite the names of the several Purchasers in Schedule A hereto.

     The Company will deliver against payment of the purchase price the Offered Securities to be offered and sold by the Purchasers in reliance on Regulation S (the "REGULATION S SECURITIES") in the form of one or more temporary global Securities in registered form without interest coupons (the "TEMPORARY REGULATION S GLOBAL SECURITIES") which will be deposited with the Trustee as custodian for The Depository Trust Company ("DTC") for the respective accounts of the DTC participants for Euroclear Bank S.A./N.V., as operator of the Euroclear System ("EUROCLEAR"), and Clearstream Banking, societe anonyme ("CLEARSTREAM, LUXEMBOURG") and registered in the name of Cede & Co., as nominee for DTC. The Company will deliver against payment of the purchase price the Offered Securities to be purchased by each Purchaser hereunder and to be offered and sold by each Purchaser in reliance on Rule 144A under the Securities Act (the "144A SECURITIES") in the form of one or more permanent global security in definitive form without interest coupons (the "RESTRICTED GLOBAL SECURITIES") deposited with the Trustee as custodian for DTC and registered in the name of Cede & Co., as nominee for DTC. The Temporary Regulation S Global Securities and the Restricted Global Securities shall be assigned separate CUSIP numbers. The Restricted Global Securities shall include the legend regarding restrictions on transfer set forth under "Transfer Restrictions" in the Offering Document. Until the termination of the distribution compliance period (as described in the Offering Document) with respect to the offering of the Offered Securities, interests in the Temporary Regulation S Global Securities may only be held by the DTC participants for Euroclear and Clearstream, Luxembourg. Interests in any permanent global Securities will be

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held only in book-entry form through Euroclear, Clearstream, Luxembourg or DTC, as the case may be, except in the limited circumstances described in the Offering Document.

     Payment for the Temporary Regulation S Global Securities and the 144A Securities shall be made by the Purchasers in Federal (same day) funds by wire transfer to an account of the Company or an account as the Company may direct at a bank acceptable to the Managers, at the office of Cravath, Swaine & Moore at 9:30 a.m. (New York time) on March 27, 2003, or at such other place or time not later than seven full business days thereafter as the Managers and the Company determine, such time being herein referred to as the "CLOSING DATE", against delivery to the Trustee as custodian for DTC of (i) the Temporary Regulation S Global Securities representing all of the Regulation S Securities for the respective accounts of the DTC participants for Euroclear and Clearstream, Luxembourg and (ii) the Restricted Global Securities representing all of the 144A Securities. The Temporary Regulation S Global Securities and the Restricted Global Securities will be made available for checking at the office of Cravath, Swaine & Moore or such other place of closing at least 24 hours prior to the Closing Date.

     4.   REPRESENTATIONS BY PURCHASERS; RESALE BY PURCHASERS.

     (a) Each Purchaser severally represents and warrants to the Company that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

     (b) Each Purchaser severally acknowledges that the Offered Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. Each Purchaser severally represents and agrees that it has offered and sold the Offered Securities and will offer and sell the Offered Securities (i) as part of their distribution at any time and (ii) otherwise until 40 days alter the later of the commencement of the offering and the Closing Date, only in accordance with Rule 144A
("RULE 144A") or Rule 903 under the Securities Act. Accordingly, neither such Purchaser nor its affiliates, nor any persons acting on its or their behalf, have engaged or will engage in any directed selling efforts with respect to the Offered Securities, and such Purchaser, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. Each Purchaser severally agrees that, at or prior to confirmation of sale of the Offered Securities, other than a sale pursuant to Rule 144A, such Purchaser will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases the Offered Securities from it during the restricted period a confirmation or notice to substantially the following effect:

               "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the date of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meanings given to them by Regulation S."

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     Terms used in this subsection (b) have the meanings given to them by
Regulation S.

     (c) Each Purchaser severally agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for any such arrangements with the other Purchasers or affiliates of the other Purchasers that have been previously disclosed to the Company in writing or with the prior written consent of the Company.

     (d) Each Purchaser severally agrees that it and each of its affiliates will not offer or sell the Offered Securities by means of any form of general solicitation or general advertising, within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Each Purchaser severally agrees, with respect to resales made in reliance on Rule 144A of any of the Offered Securities, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Offered Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

     (e) Each of the Purchasers severally represents and agrees that (i) it has not offered or sold, and prior to the date six months after the date of issue of the Offered Securities will not offer or sell, any Offered Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995;
(ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Offered Securities in, from or otherwise involving the United Kingdom; and
(iii) it has only issued or passed on, and will only issue or pass on, in the United Kingdom any document received by it in connection with the issue of the Offered Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on.

     5. CERTAIN AGREEMENTS OF THE COMPANY. The Company agrees with the several Purchasers that:

          (a) The Company will advise the Managers promptly of any proposal to amend or supplement the Offering Document and, except as contemplated by the next sentence, will not effect such amendment or supplementation without the Managers' consent. If, at any time prior to the completion of the resale of the Offered Securities by the Purchasers any event occurs as a result of which the Offering Document as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any such time to amend or supplement the Offering Document to comply with any applicable

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                                                                              10

     law, the Company promptly will notify the Managers of such event and promptly will prepare, at its own expense, an amendment or supplement which will correct such statement or omission or effect such compliance. Neither the Managers' consent to, nor the Purchasers' delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

          (b) The Company will furnish to the Managers copies of the Offering Document and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Managers request, and the Company will furnish to the Managers on the date hereof copies of the Offering Document. At any time when the Company is not subject to
     Section 13 or 15(d) of the Exchange Act, the Company will promptly furnish or cause to be furnished to the Managers and, upon request, to each of the other Purchasers and, upon request of holders of the Offered Securities, to such holders, copies of the information required to be delivered to holders and prospective purchasers of the Offered Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Offered Securities. The Company will pay the expenses of printing and distributing to the Purchasers all such documents.

          (c) The Company will arrange for the qualification of the Offered Securities for sale and the determination of their eligibility for investment under the laws of such states in the United States as the Managers designate and will continue such qualifications in effect so long as required for the resale of the Offered Securities by the Purchasers; PROVIDED that the Company will not be required to qualify as a foreign corporation or to file a general consent to service of process or become subject to taxation in any such state.

          (d) So long as the Offered Securities, Exchange Securities or Private Exchange Securities (as defined in the Registration Rights Agreement) are outstanding and held by any Purchaser or its affiliates, the Company will furnish to the Managers, as soon as practicable after the end of each fiscal year, a copy of any annual report to shareholders for such year that is mailed to shareholders; and the Company will furnish to the Managers such other information concerning the Company as the Managers may reasonably request from time to time, subject to any confidentiality arrangements reasonably requested by the Company.

          (e) During the period of two years after the Closing Date, the Company will, upon request, furnish to the Managers and any holder of Offered Securities a copy of the restrictions on transfer applicable to the Securities.

          (f) During the period of two years after the Closing Date, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) that are subsidiaries of Parent to, resell any of the Offered Securities that have been reacquired by any of them.

          (g) During the period of two years after the Closing Date, the Company will not be or become, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

          (h) The Company will pay all expenses incidental to the performance of its obligations under this Agreement, the Indenture and the Registration Rights Agreement, including (i) the fees and expenses of the Trustee and its professional advisers; (ii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Offered Securities and, as applicable, the Exchange Securities, the preparation and printing of this Agreement, the Registration Rights Agreement, the Offered Securities, the Indenture, the Offering Document and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Offered Securities and, as applicable, the Exchange Securities; (iii) the cost of qualifying the Offered Securities for trading in The Portal(SM) Market ("PORTAL") of The Nasdaq Stock Market, Inc. and any expenses incidental thereto, (iv) he cost of any advertising approved by the Company in connection with the issue of the Offered Securities, (v) for any expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities or the Exchange Securities for sale under the laws of such jurisdictions as the Managers designate and the printing of memoranda relating thereto, (vi) for any fees charged by investment rating agencies for the rating of the Offered Securities or the Exchange Securities and
     (vii) for expenses incurred in distributing preliminary offering circulars and the Offering Document (including any amendments and supplements thereto) to the Purchasers. The Company will reimburse the Purchasers an amount equal to (A) any expenses incurred by the Purchasers in connection with the lease and/or operation of aircraft by the Purchasers or officers and employees of the Company, AmeriPath or the Subsidiaries used in connection with attending or hosting meetings with prospective purchasers of the Offered Securities PLUS (B) any travel and other expenses of the officers and employees of the Company, AmeriPath or the Subsidiaries incurred by the Purchasers in connection with attending or hosting meetings with prospective purchasers of the Offered Securities.

          (i) In connection with the offering, until the Managers shall have notified the Company of the completion of the resale of the Offered Securities, neither the Company nor any of its affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest any Offered Securities or attempt to induce any person to purchase any Offered Securities; and neither it nor any of its affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Offered Securities.

          (j) For a period of 180 days after the date of the initial offering of the Offered Securities by the Purchasers, without the prior written consent of Credit Suisse First Boston LLC, the Company will not offer, sell, contract to sell, pledge, or otherwise dispose of, directly or indirectly, any United States dollar-denominated debt securities issued or guaranteed by the Company and having a maturity of more than one year from the date of issue. The Company will not at any time offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, pledge, contract or disposition would cause the exemption afforded by

     Section 4(2) of the Securities Act to cease to be applicable to the offer and sale of the Offered Securities.

     6. CONDITIONS OF THE OBLIGATIONS OF THE PURCHASERS. The obligations of the several Purchasers to purchase and pay for the Offered Securities will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof, to the performance in all material respects by the Company of its obligations hereunder and to the following additional conditions precedent:

          (a) The Purchasers shall have received letters, dated the date of this Agreement, of Ernst & Young LLP and Deloitte & Touche LLP in form and substance satisfactory to the Purchasers concerning the financial and other information with respect to the Company and AmeriPath set forth in the Offering Document.

          (b) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the business, assets, operations, condition (financial or other) or prospects of the Company, AmeriPath and the Subsidiaries taken as a whole which, in the judgment of either of the Managers, is material and adverse and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company or AmeriPath by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company or AmeriPath (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any announcement that the Company or AmeriPath has been placed on negative outlook; (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of either of the Managers, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market; (iv) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company or AmeriPath on any exchange or in the over-the-counter market; (v) any banking moratorium declared by U.S. Federal or New York authorities; (vi) any major disruption of settlements of securities or clearance services in the United States or (vii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of either of the Managers, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Offered Securities.

          (c) The Purchasers shall have received an opinion, dated the Closing Date, of Reboul, MacMurray, Hewitt & Maynard, counsel for the Company, substantially in the form attached hereto as Exhibit A.

          (d) The Purchasers shall have received an opinion, dated the Closing Date, of Alston & Bird, counsel for AmeriPath, substantially in the form attached hereto as Exhibit B.

          (e) The Purchasers shall have received opinions, dated the Closing Date, of local counsel from such jurisdictions and in such a form as may be reasonably requested by the Purchasers and their counsel.

          (f) The Purchasers shall have received an opinion dated the Closing Date, of Winston & Strawn, special regulatory counsel for the Company, substantially in the form of Exhibit C.

          (g) The Purchasers shall have received from Cravath, Swaine & Moore, counsel for the Purchasers, such opinion or opinions, dated the Closing Date, with respect to the incorporation of the Company and AmeriPath, the validity of the Offered Securities, the Offering Circular, the exemption from registration for the offer and sale of the Offered Securities by the Company to the several Purchasers and the resales by the several Purchasers as contemplated hereby and other related matters as the Managers may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (h) The Purchasers shall have received a certificate, dated the Closing Date, of the President or any Vice President of the Company in which such officer shall state on behalf of the Company that the representations and warranties of the Company in this Agreement are true and correct, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and that, subsequent to the date of the most recent financial statements in the Offering Document, there has been no material adverse change, nor any development or event involving a prospective material adverse change in the business, assets, operations, condition (financial or otherwise) or prospects of the Company, except as set forth in or contemplated by the Offering Document or as described in such certificate.

          (i) The Purchasers shall have received a certificate, dated the Closing Date, of the President or any Vice President and a principal financial or accounting officer of AmeriPath in which such officers shall state on behalf of AmeriPath that the representations and warranties of the Company in this Agreement that relate to AmeriPath are true and correct, and that, subsequent to the date of the most recent financial statements in the Offering Document, there has been no material adverse change, nor any development or event involving a prospective material adverse change in the business, assets, operations, condition (financial or otherwise) or prospects of AmeriPath and the Subsidiaries taken as a whole, except as set forth in or contemplated by the Offering Document or as described in such certificate.

          (j) The Purchasers shall have received letters, dated the Closing Date, of Ernst & Young LLP and Deloitte & Touche LLP, which meet the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to the Closing Date for the purposes of this subsection.

          (k) The Merger shall have occurred or shall occur substantially simultaneously with the closing of the purchase and sale of the Offered Securities.

The Company will furnish the Purchasers with such conformed copies of such opinions, certificates, letters and documents as the Purchasers reasonably request. The Managers may in their sole discretion waive on behalf of the Purchasers compliance with any conditions to the obligations of the Purchasers hereunder.

     7. INDEMNIFICATION AND CONTRIBUTION. (a) The Company will indemnify and hold harmless each Purchaser, its partners, directors and officers and each person, if any, who controls such Purchaser within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any of the representations and warranties of the Company contained herein or any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, including any losses, claims, damages or liabilities arising out of or based upon the Company's failure to perform its obligations under Section 5(a) of this Agreement, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses arc incurred; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Purchaser through the Managers specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below; AND PROVIDED, FURTHER that the indemnity agreement contained in this paragraph (a) shall not inure to the benefit of any Purchaser to the extent that (i) a copy of the Offering Circular as then amended or supplemented was not sent or given to a person to whom the Purchaser sold the Offered Securities and (ii) such loss, claim, damage or liability of or with respect to such Purchaser or any affiliate, partner, director, officer or controlling person thereof arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from such Preliminary Offering Circular that was corrected in the Offering Circular as then amended or supplemented, unless such failure to deliver the Offering Circular as then amended or supplemented was a result of non-compliance by the Company with the provisions of Section 5(a), and so long as the Offering Circular and any amendment or supplement thereto was provided by the Company to the Purchasers in the requisite quantity and on a timely basis to permit delivery on or prior to the written confirmation of the sale of such Offered Securities.

     (b) Each Purchaser will severally and not jointly indemnify and hold harmless the Company and the Guarantors, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities to which the Company or any Guarantor may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Purchaser through the Managers specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred ; PROVIDED, HOWEVER, that the Purchasers shall not be liable for any losses, claims, damages or liabilities arising out of or based upon the Company's failure to perform its obligations under Section 5(a) of this Agreement. The parties agree that the only such information furnished by any Purchaser consists of the following information in the Offering Document furnished on behalf of each Purchaser: the first paragraph under the caption "Plan of Distribution".

     (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or
(b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnified party with respect to such suit or the transactions giving rise thereto), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes (i) an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to or an admission of fault or failure to act by or on behalf of any indemnified party.

     (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Purchasers on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchasers on the other shall he deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Purchasers from the Company under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Purchaser exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.

     (e) The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Purchasers under this Section shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act.

     8. DEFAULT OF PURCHASERS. If any Purchaser or Purchasers default in their obligations to purchase Offered Securities hereunder and the aggregate principal amount of the Offered Securities that such defaulting Purchaser or Purchasers agreed but failed to purchase does not exceed 10% of the total principal amount of the Offered Securities, the Managers may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Purchasers, but if no such arrangements are made by the Closing Date, the non-defaulting Purchasers shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Securities that such defaulting Purchasers agreed but failed to purchase. If any Purchaser or Purchasers so default and the aggregate principal amount of the Offered Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount of the Offered Securities and arrangements satisfactory to the Managers and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Purchaser or the Company, except as provided in Section 9. As used in this Agreement, the term "Purchaser" includes any person substituted for a Purchaser under this Section. Nothing herein will relieve a defaulting Purchaser from liability for its default.

     9. SURVIVAL OF CERTAIN REPRESENTATIONS AND OBLIGATIONS. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Purchaser, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Purchasers is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company and the Purchasers pursuant to Section 7 shall remain in effect. I the purchase of the Offered Securities by the Purchasers is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv), (v), (vi) or (vii) of Section 6(b), the Company will reimburse the Purchasers for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

     10. NOTICES. All communications hereunder will be in writing and, if sent to the Purchasers will be mailed, delivered or telegraphed and confirmed to the Purchasers, c/o Credit Suisse First Boston LLC, Eleven Madison Avenue, New York, NY, 10010-3629, Attention: Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 7289 Garden Road, Suite 200, Riviera Beach, FL 33404, Attention: Chief Executive Officer, with a copy to Welsh, Carson, Anderson & Stowe IX, L.P., 320 Park Avenue, Suite 2500, New York, NY 10022, Attention: Paul B. Queally and
D. Scott Mackesy (or to such other addresses as the parties hereto may designate by notice given hereunder); PROVIDED, HOWEVER, that any notice to a Purchaser pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Purchaser.

     11. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder, except that holders of Offered Securities shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Company as if such holders were parties hereto.

     12. REPRESENTATION OF PURCHASERS. The Managers will act for the several Purchasers in connection with this purchase, and any action under this Agreement taken by the Managers will be binding upon all the Purchasers.

     13. COUNTERPARTS: This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     The parties hereto hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

                      [the remainder of this page is blank]

     If the foregoing is in accordance with the Purchasers' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Purchasers in accordance with its terms.

                                                     Very truly yours,


                                                     AMY ACQUISITION CORP.


                                                     By /s/ D. Scott Mackesy
                                                        -----------------------
                                                        Name: D. Scott Mackesy
                                                        Title: Vice President


     The foregoing Purchase Agreement is
     hereby confirmed, accepted and agreed
     to as of the date first above written.

          CREDIT SUISSE FIRST BOSTON LLC


          By
             ---------------------------
             Name:
             Title:


          DEUTSCHE BANK SECURITIES INC.


          By
             ---------------------------
             Name:
             Title:


          WACHOVIA SECURITIES, INC.


          By
             ---------------------------
             Name:
             Title:

     If the foregoing is in accordance with the Purchasers' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Purchasers in accordance with its terms.

                                                     Very truly yours,


                                                     AMY ACQUISITION CORP.


                                                     By
                                                        -----------------------
                                                        Name:
                                                        Title:


     The foregoing Purchase Agreement is
     hereby confirmed, accepted and agreed
     to as of the date first above written.

          CREDIT SUISSE FIRST BOSTON LLC


          By /s/ Harold W. Bogle
             ---------------------------
             Name: Harold W. Bogle
             Title: Managing Director


          DEUTSCHE BANK SECURITIES INC.


          By
             ---------------------------
             Name:
             Title:


          WACHOVIA SECURITIES, INC.


          By
             ---------------------------
             Name:
             Title:

     If the foregoing is in accordance with the Purchasers' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Purchasers in accordance with its terms.

                                                     Very truly yours,


                                                     AMY ACQUISITION Corp.


                                                     By
                                                        -----------------------
                                                        Name:
                                                        Title:


     The foregoing Purchase Agreement is
     hereby confirmed, accepted and agreed
     to as of the date first above written.

          CREDIT SUISSE FIRST BOSTON LLC


          By
             ---------------------------
             Name:
             Title:


          DEUTSCHE BANK SECURITIES INC.


          By /s/ Michael J. Walsh
             ---------------------------
             Name: Michael J. Walsh
             Title: Managing Director


          WACHOVIA SECURITIES, INC.


          By
             ---------------------------
             Name:
             Title:

     If the foregoing is in accordance with the Purchasers' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Purchasers in accordance with its terms.

                                                     Very truly yours,


                                                     AMY ACQUISITION Corp.


                                                     By
                                                        -----------------------
                                                        Name:
                                                        Title:


     The foregoing Purchase Agreement is
     hereby confirmed, accepted and agreed
     to as of the date first above written.

          CREDIT SUISSE FIRST BOSTON LLC


          By
             ---------------------------
             Name:
             Title:


          DEUTSCHE BANK SECURITIES INC.


          By
             ---------------------------
             Name:
             Title:


          WACHOVIA SECURITIES, INC.


          By /s/ Lewis S. Morris III
             ---------------------------
             Name: Lewis S. Morris III
             Title: Vice President

                                   SCHEDULE A

                                               PRINCIPAL AMOUNT OF
                      PURCHASER                OFFERED SECURITIES
                      ---------                -------------------
     Credit Suisse First Boston LLC.....            $  143,550,000
     Deutsche Bank Securities Inc. ......           $  103,950,000
     Wachovia Securities, Inc.                      $   27,500,000
                                               -------------------
               Total                                $  275,000,000

                                   SCHEDULE B
                              LIST OF SUBSIDIARIES

                                                                      HOLDERS OF
                                                                     OUTSTANDING
                                                         FORM           CAPITAL
                                    JURISDICTION OF       OF         STOCK/EQUITY         FOREIGN
          NAME OF SUBSIDIARY         ORGANIZATION    ORGANIZATION     INTERESTS       QUALIFICATIONS
----------------------------------  ---------------  ------------  -----------------  --------------
3-Gen Diagnostic Laboratories, Inc. Utah             corporation   Strigen, Inc.      None

A. Bernard Ackerman, M.D.,          New York         professional  Leslie B. Rosen,   None
Dermatopathology, P.C.                               corporation   M.D. (Nominee)+

AmeriPath 5.01(a) Corporation       Texas            non-profit    AmeriPath, Inc.    None
                                                     corporation   (Sole Member)

AmeriPath Carrollton, Inc.          Georgia          corporation   AmeriPath, Inc.    None

AmeriPath Cincinnati, Inc.          Ohio             corporation   AmeriPath Ohio     None
                                                                   Trust**

AmeriPath Cleveland, Inc.           Ohio             corporation   AmeriPath Ohio     None
                                                                   Trust**

AmeriPath Consolidated Labs, Inc.   Florida          corporation   AmeriPath, Inc.    None

AmeriPath Consulting Pathology      North Carolina   professional  H. Michael Jones,  None
Services, P. A.                                      association   M.D. (Nominee)+

AmeriPath Florida, Inc.             Florida          corporation   AmeriPath, Inc.    New York

AmeriPath Indemnity, Ltd.           Cayman Islands   corporation   AmeriPath, Inc.    None

AmeriPath Indiana, LLC              Indiana          limited       AmeriPath, Inc.    None
                                                     liability
                                                     company

AmeriPath Indianapolis, P.C.        Indiana          professional  Jeffrey A.         None
                                                     corporation   Mossler, M.D.
                                                                   (nominee)+

AmeriPath Kentucky, Inc.            Kentucky         corporation   AmeriPath, Inc.    None

AmeriPath Lubbock Corporation       Texas            non-profit    AmeriPath, Inc.    None
5.01 (a) Corporation                                 corporation   (Sole Member)

AmeriPath Marketing USA, Inc.       Florida          corporation   AmeriPath, Inc.    Kentucky

AmeriPath Michigan, Inc.            Michigan         corporation   AmeriPath, Inc.    None

AmeriPath Milwaukee, S.C.           Wisconsin        service       Susan W. Rusch,    None
                                                     corporation   M.D. (Nominee)+

                                                                      HOLDERS OF
                                                                     OUTSTANDING
                                                         FORM           CAPITAL
                                    JURISDICTION OF       OF         STOCK/EQUITY         FOREIGN
          NAME OF SUBSIDIARY         ORGANIZATION    ORGANIZATION     INTERESTS       QUALIFICATIONS
----------------------------------  ---------------  ------------  -----------------  --------------
AmeriPath Mississippi, Inc.         Mississippi      corporation   AmeriPath, Inc.    None

AmeriPath New England, Inc.         Delaware         corporation   PathSOURCE, Inc.   Massachusetts

AmeriPath New York, Inc.            Delaware         corporation   AmeriPath, Inc.    New York

AmeriPath North Carolina, Inc.      North Carolina   corporation   AmeriPath, Inc.    None

AmeriPath Ohio, Inc.                Delaware         corporation   AmeriPath, Inc.    None

AmeriPath PAT 5.01(a) Corporation   Texas            non-profit    AmeriPath, Inc.    None
                                                     corporation   (Sole Member)

AmeriPath PCC, Inc.                 Ohio             corporation   AmeriPath Ohio     None
                                                                   Trust**

AmeriPath Pennsylvania, Inc.        Pennsylvania     corporation   AmeriPath, Inc.    None

AmeriPath Philadelphia, Inc.        New Jersey       corporation   AmeriPath, Inc.    Pennsylvania

AmeriPath Pittsburgh, P.C.          Pennsylvania     professional  Alan Levin, M.D,   None
                                                     corporation   (Nominee)+

AmeriPath San Antonio 5.01(a)       Texas            non-profit    AmeriPath, Inc.    None
Corporation                                          corporation   (Sole Member)

AmeriPath SC, Inc.                  South Carolina   corporation   AmeriPath, Inc.    None

AmeriPath Severance 5.01(a)         Texas            non-profit    AmeriPath, Inc.    None
Corporation                                          corporation   (Sole Member)

AmeriPath Texas, LP                 Delaware         limited       AmeriPath, LLC     Texas
                                                     partnership   (1% General
                                                                   Partner)
                                                                   API No. 2, LLC
                                                                   (99% Limited
                                                                   Partner)

AmeriPath Youngstown Labs, Inc.     Ohio             corporation   AmeriPath Ohio,    None
                                                                   Inc.

AmeriPath Youngstown, Inc.          Ohio             corporation   AmeriPath Ohio     None
                                                                   Trust**

AmeriPath, LLC                      Delaware         limited       AmeriPath, Inc.    Texas
                                                     liability     (Sole Member)
                                                     company

                                                                      HOLDERS OF
                                                                     OUTSTANDING
                                                         FORM           CAPITAL
                                    JURISDICTION OF       OF         STOCK/EQUITY         FOREIGN
          NAME OF SUBSIDIARY         ORGANIZATION    ORGANIZATION     INTERESTS       QUALIFICATIONS
----------------------------------  ---------------  ------------  -----------------  --------------
AmeriPath, Wisconsin, Inc.          Wisconsin        corporation   AmeriPath, Inc.*   None

Anatomic Pathology Services, Inc.   Oklahoma         corporation   AmeriPath, Inc.    None

API No. 2., LLC                     Delaware         limited       AmeriPath, LLC     None
                                                     liability
                                                     company

Arizona Pathology Group, Inc.       Arizona          corporation   Strigen, Inc.      None

Arlington Pathology Association     Texas            non-profit    AmeriPath, Inc.    None
5.01(a) Corporation                                  corporation   (Sole Member)

Ben F. Martin, M.D., F.C.A.P.,      Mississippi      corporation   PCA of Columbus,   None
Inc.                                                               Inc.

California Pathology Consultants    Tennessee        corporation   PCA/APR            California
of America, Inc.                                                   Acquisition Corp.

Colorado Diagnostic Laboratory,     Colorado         limited       Colorado Pathology None
LLC                                                  liability     Consultants, P.C.
                                                     company

Colorado Pathology Consultants,     Colorado         professional  Donald Ileinig,    None
P.C,                                                 corporation   M.D. (Nominee)+

Columbus Pathology                  Mississippi      general       CPA I, Inc.        None
Associates                                           partnership   (50% General
                                                                   Partner)
                                                                   CPA II, Inc.
                                                                   (50% General
                                                                   Partner)

Consulting Pathologists of          Pennsylvania     professional  Alan Levin, M.D.   None
Pennsylvania, P.C.                                   corporation   (Nominee)+

CPA I, Inc.                         Tennessee        corporation   Ben F. Martin,     None
                                                                   M.D., F.C.A.P.,
                                                                   Inc.

CPA II, Inc.                        Tennessee        corporation   John H. Parker,    None
                                                                   M.D., F.C.A.P.,
                                                                   Inc.

Dermalopathology of Wisconsin,      Wisconsin        service       Kraig S. Lerud,    None
S.C.                                                 corporation   M.D. (Nominee)+

Dermatopathology Services, Inc.     Alabama          corporation   AmeriPath, Inc.    None

Dermpath, Inc.                      Delaware         corporation   PathSOURCE, Inc.   New York

DFW 5.01(a) Corporation             Texas            non-profit    AmeriPath, Inc.    None
                                                     corporation   (Sole Member)

                                                                      HOLDERS OF
                                                                     OUTSTANDING
                                                         FORM           CAPITAL
                                    JURISDICTION OF       OF         STOCK/EQUITY         FOREIGN
          NAME OF SUBSIDIARY         ORGANIZATION    ORGANIZATION     INTERESTS       QUALIFICATIONS
----------------------------------  ---------------  ------------  -----------------  --------------
Diagnostic Pathology Management     Oklahoma         corporation   AmeriPath, Inc.    None
Services, Inc.

Diagnostic Pathology Services,      Oklahoma         professional  Tommy Lloyd        None
P.C.                                                 corporation   Hewett, M.D.
                                                                   (Nominee)+

Georgia Pathology Consultants       Tennessee        corporation   PCA/APR            Georgia
of America, Inc.                                                   Acquisition Corp.

Institute for Dermatopathology,     Pennsylvania     professional  Richard A. Jacoby, None
P.C.                                                 corporation   M.D, (50%)
                                                                   (Nominee)+ Waine L.
                                                                   Johnson, M.D.
                                                                   (50%) (Nominee)+

J. David Smith, M.D., Inc.          Georgia          corporation   AmeriPath, Inc.    None

J.J. Humes, M.D. and                Michigan         professional  Alan Levin, M.D.   None
Associates/AmeriPath, P.C.                           corporation   (Nominee)

Jeffrey R. Light, M.D., Inc.        California       corporation   Si Nguyen, M.D.    None
                                                                   (Nominee)+

John H. Parker, Jr., M.D.,          Mississippi      corporation   PCA of Columbus,   None
F.C.A.P., Inc.                                                     Inc.

Kailash B. Sharma, M.D., Inc.       Georgia          corporation   AmeriPath, Inc.    None

Katharine Liu, M.D., Inc.           Georgia          corporation   AmeriPath, Inc.    None

Kilpatrick Pathology, P.A.          North Carolina   professional  Timothy M.         None
                                                     association   Kilpatrick M.D.
                                                                   (Nominee)+

NAPA 5.01(a) Corporation            Texas            non-profit    AmeriPath, Inc.    None
                                                     corporation   (Sole Member)

                                                                      HOLDERS OF
                                                                     OUTSTANDING
                                                         FORM           CAPITAL
                                    JURISDICTION OF       OF         STOCK/EQUITY         FOREIGN
          NAME OF SUBSIDIARY         ORGANIZATION    ORGANIZATION     INTERESTS       QUALIFICATIONS
----------------------------------  ---------------  ------------  -----------------  --------------
Nuclear Medicine and Pathology      Georgia          general       Kailash B. Sharma, None
Associates                                           partnership   M.D., Inc. (16%)
                                                                   Peter G.
                                                                   Klacsmann, M.D.,
                                                                   Inc. (22%)
                                                                   Sharon G. Daspit,
                                                                   M.D., Inc. (25%)
                                                                   J. David Smith,
                                                                   M.D., Inc. (20%)
                                                                   Katharine Liu,
                                                                   M.D., Inc. (17%)

Ocmulgee Medical Pathology          Georgia          corporation   AmeriPath, Inc.    None
Association, Inc.

O'Quinn Medical Pathology           Georgia          corporation   AmeriPath, Inc.    None
Association, Inc.

Palms of Pasadena Pathology, Inc.   Florida          corporation   Martin W. Lewis,   None
                                                                   M.D., (Nominee)+

Pathology Affiliated Services,      Texas            corporation   AmeriPath Texas,   None
Inc.                                                               LP

Pathology Consultants of            Tennessee        corporation   AmeriPath, Inc.    None
America, Inc.

PathSOURCE, Inc.                    Delaware         corporation   Pathology          New York
                                                                   Consultants of
                                                                   America, Inc.

PCA of Columbus, Inc.               Tennessee        corporation   Pathology          Mississippi
                                                                   Consultants of
                                                                   America, Inc.

PCA of Denver, Inc.                 Tennessee        corporation   Pathology          Colorado
                                                                   Consultants of
                                                                   America, Inc.

PCA of Los Gatos, Inc.              Tennessee        corporation   Pathology          California
                                                                   Consultants of
                                                                   America, Inc.

PCA of Memphis, Inc.                Tennessee        corporation   Pathology          None
                                                                   Consultants of
                                                                   America, Inc.

PCA of Nashville, Inc.              Tennessee        corporation   PCA/APR            West Virginia
                                                                   Acquisition Corp.

                                                                      HOLDERS OF
                                                                     OUTSTANDING
                                                         FORM           CAPITAL
                                    JURISDICTION OF       OF         STOCK/EQUITY         FOREIGN
          NAME OF SUBSIDIARY         ORGANIZATION    ORGANIZATION     INTERESTS       QUALIFICATIONS
----------------------------------  ---------------  ------------  -----------------  --------------
PCA of St. Louis II, Inc.           Tennessee        corporation   PCA/APR            Missouri
                                                                   Acquisition Corp.

PCA Southeast II, Inc.              Tennessee        corporation   PCA/APR            Georgia
                                                                   Acquisition Corp.  Mississippi

PCA/APR Acquisition Corp.           Tennessee        corporation   Pathology          None
                                                                   Consultants of
                                                                   America, Inc.

Peter G. Klacsmann, M.D., Inc.      Georgia          corporation   AmeriPath, Inc.    None

Rocky Mountain Pathology, L.L.C     Utah             limited       Strigen, Inc.      None
                                                     liability
                                                     company

Sharon G. Daspit, MD., Inc.         Georgia          corporation   AmeriPath, Inc.    None

Shoals Pathology Associates, Inc.   Alabama          corporation   AmeriPath, Inc.    None

Simpson Pathology 5.01(a)           Texas            non-profit    AmeriPath, Inc.    None
Corporation                                          corporation   (Sole Member)

Strigen, Inc.                       Utah             corporation   AmeriPath, Inc.    None

TID Acquisition Corp.               Delaware         corporation   PathSOURCE, Inc.   Pennsylvania

Tulsa Diagnostics, P.C.             Oklahoma         professional  Tommy Lloyd        None
                                                     corporation   Hewett, M.D.
                                                                   (Nominee) +

TXAR 5.01(a) Corporation            Texas            non-profit    AmeriPath, Inc.    None
                                                     corporation   (Sole Member)

                                    EXHIBIT A


                                 March [ ], 2003

Credit Suisse First Boston LLC
Deutsche Bank Securities Inc.
Wachovia Securities, Inc.
  c/o Credit Suisse First Boston LLC
  Eleven Madison Avenue
  New York, New York 10010-3629

                              Amy Acquisition Corp.
                   10 1/2% SENIOR SUBORDINATED NOTES DUE 2013

Ladies and Gentlemen:

          We have acted as special counsel to (i) AmeriPath Holdings, Inc. (formerly known as Amy Holding Company), a Delaware corporation (the "PARENT"),
(ii) Amy Acquisition Corp., a Delaware corporation (the "COMPANY"), (iii) AmeriPath, Inc., a Delaware corporation ("AMERIPATH"), (iv) the subsidiaries of AmeriPath listed on Schedule I hereto under the heading "Delaware Corporate Guarantors" (the "DELAWARE CORPORATE GUARANTORS"), (v) the subsidiaries of AmeriPath listed on Schedule I hereto under the heading "Delaware LLC Guarantors" (the "DELAWARE LLC GUARANTORS"), (vi) AmeriPath Texas, LP, a Delaware limited partnership (the "DELAWARE LP GUARANTOR"), and (vii) the subsidiaries of AmeriPath listed on Schedule I hereto under the heading "Other Guarantors" (the "OTHER GUARANTORS" and, collectively with the Delaware Corporate Guarantors, the Delaware LLC Guarantors and the Delaware LP Guarantor, the "GUARANTORS"), in connection with the issuance and sale by the Company of $275,000,000 aggregate principal amount of 10 1/2% Senior Subordinated Notes due 2013 of the Company (the "OFFERED SECURITIES") to the Initial Purchasers (the "INITIAL PURCHASERS") named in the Purchase Agreement, dated as of March 13, 2003, among the Company and the Initial Purchasers (the "PURCHASE AGREEMENT"). The Parent, the Company, AmeriPath, the Delaware Corporate Guarantors, the Delaware LLC Guarantors and the Delaware LP Guarantor arc sometimes referred to herein collectively as the "COVERED TRANSACTION PARTIES". The Covered Transaction Parties and the Other Guarantors are sometimes referred to herein collectively as the "TRANSACTION PARTIES". This opinion is being delivered to you pursuant to Section 6(c) of the Purchase Agreement. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

In connection with this opinion, we have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, records, certificates and other instruments as we have deemed necessary for purposes of this opinion, including, without limitation:

          (a)  the Purchase Agreement;

          (b)  the Indenture;

          (c)  the Registration Rights Agreement;

          (d)  the Guaranties;

          (e) the Temporary Regulation S Global Securities and the Restricted Global Securities;

          (f)  the Merger Agreement;

          (g) the Certificate of Incorporation and Bylaws of each of the Parent, the Company, AmeriPath and each of the Delaware Corporate Guarantors;

          (h) the Certificate of Formation and the Limited Liability Company Agreement of each of the Delaware LLC Guarantors;

          (i) the Certificate of Limited Partnership and the Agreement of Limited Partnership of the Delaware LP Guarantor;

          (j)  the Offering Circular;

(k) the Unanimous Written Consent of the Board of Directors of the Company dated as of March 13, 2003 relating to the Transaction Documents (as defined below) and the transactions contemplated thereby;

(1) the Unanimous Written Consents of the Board of Directors of the Company dated as of December 4, 2002 and March 26, 2003 relating to the Merger Agreement and the transactions contemplated thereby;

(m) the Unanimous Written Consents of the Board of Directors of the Parent dated as of December 4, 2002 and March 21, 2002 relating to the Merger Agreement and the transactions contemplated thereby; and

(n) the Written Consents of the Sole Stockholder of the Company dated as of December 4, 2002 and March 26, 2003 relating to the transactions contemplated by the Merger Agreement.

The documents referred to in the foregoing clauses (a) through (d) are sometimes referred to herein collectively as the "TRANSACTION DOCUMENTS". The documents referred to in the foregoing clauses (g) through (i) are sometimes referred to herein collectively as the "ORGANIZATIONAL DOCUMENTS".

In our examination, and for all purposes of the opinions expressed herein, we have assumed that (i) all documents submitted to us as originals are authentic and complete and all documents submitted to us as copies are complete and conform to authentic originals of such documents; (ii) all signatures appearing in all documents shown to us, including, without limitation, the Transaction Documents, are valid and genuine; and (iii) with respect to certain factual matters, the representations and warranties in the Purchase Agreement and the Merger Agreement and the information on the schedules to the Purchase Agreement and the Merger Agreement are accurate and complete in all respects. We have also relied, without independent investigation, upon certificates of public officials and of officers of the Transaction Parties as we have deemed necessary for purposes of expressing the opinions set forth herein.

Based on the foregoing and subject to the assumptions, exceptions, qualifications and limitations hereinafter set forth, we are of the opinion that:

          1. Each of the Parent and the Company has been duly incorporated and is a corporation validly existing and in good standing under the laws of the State of Delaware. Based solely on certificates provided by the Secretary of State of the State of Delaware, (i) each of AmeriPath and the Delaware Corporate Guarantors is a corporation validly existing and in good standing under the laws of the State of Delaware, (ii) each of the Delaware LLC Guarantors is a limited liability company validly existing and in good standing under the laws of the State of Delaware and (iii) the Delaware LP Guarantor is a limited partnership validly existing and in good standing under the laws of the State of Delaware.

          2. Based solely on certificates provided by the Secretaries of State (or other relevant State officials) of the States listed on Schedule II hereto, the Transaction Parties listed on Schedule II hereto are qualified to do business as foreign corporations, limited liability companies, limited partnerships or other entities in each of the States listed opposite their respective names on Schedule II hereto.

          3. Each of the Parent, the Company, AmeriPath and the Delaware Corporate Guarantors has all necessary corporate power and authority to execute and deliver each of the Transaction Documents to which it is a party and to perform its obligations thereunder. Each of the Delaware LLC Guarantors has all necessary limited liability company power and authority to execute and deliver each of the Transaction Documents to which it is a party and to perform its obligations thereunder. The Delaware LP Guarantor has all necessary partnership power and authority to execute and deliver each of the Transaction Documents to which it is a party and to perform its obligations thereunder. Each of the Parent, the Company and AmeriPath has the requisite corporate power and authority to own its properties and conduct its business as described in the Offering Circular.

          4. The execution, delivery and performance by each of the Parent, the Company, AmeriPath and the Delaware Corporate Guarantors of the Transaction Documents to which it is a party have been duly authorized by all requisite corporate action on the part of such Transaction Party, and such Transaction Party has duly executed and delivered such Transaction Documents. The execution, delivery and performance by each of the Delaware LLC Guarantors of the Transaction Documents to which it is a party have been duly authorized by all requisite limited liability company action on the part of such Transaction Party, and such Transaction

Party has duly executed and delivered such Transaction Documents. The execution, delivery and performance by the Delaware LP Guarantor of the Transaction Documents to which it is a party have been duly authorized by all requisite partnership action on the part of such Transaction Party, and such Transaction Party has duly executed and delivered such Transaction Documents. The execution, delivery and performance by the Parent and the Company of the Merger Agreement have been duly authorized by all requisite corporate action on the part of the Parent and the Company, and the Parent and the Company have duly executed and delivered the Merger Agreement.

          5. The Offered Securities have been duly authorized, executed, issued and delivered by the Company and conform in all material respects to the description thereof contained in the Offering Circular. Assuming that the Offered Securities have been duly authenticated by the Trustee and paid for and delivered in accordance with the terms of the Purchase Agreement and the Indenture, the Offered Securities constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms.

          6. The Transaction Documents constitute valid and legally binding obligations of the Covered Transaction Parties party thereto enforceable against each of them in accordance with their terms. The Merger Agreement constitutes a valid and legally binding obligation of the Parent and of the Company enforceable against each of them in accordance with its terms. Pursuant to
Section 259(a) of the General Corporation Law of the State of Delaware, upon consummation of the Merger, all debts, liabilities and duties of the Company, including those under the Indenture and Registration Rights Agreement, shall attach to AmeriPath and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

          7. No consent, approval, authorization or order of, or filing with, any governmental agency or body of the United States of America or the State of New York or any governmental agency or body of the State of Delaware acting pursuant to the General Corporation Law of the State of Delaware, the Limited Liability Company Act of the State of Delaware or the Revised Uniform Limited Partnership Act of the State of Delaware or, to our knowledge, any Federal or New York State court or any court of the State of Delaware acting pursuant to the General Corporation Law of the State of Delaware, the Limited Liability Company Act of the State of Delaware or the Revised Uniform Limited Partnership Act of the State of Delaware is required for the execution and delivery by each of the Transaction Parties of each of the Transaction Documents to which it is a party, the performance by each of the Transaction Parties of its payment obligations thereunder, the issuance and sale of the Offered Securities by the Company or the granting of the Guaranties by the Guarantors, except (i) such consents, approvals, authorizations, orders, or filings under Federal or State securities laws as may be necessary in connection with the sale of the Offered Securities and the granting of the Guaranties by the Guarantors (subject to the opinion set forth in paragraph 10 below); (ii) as may be required under the Trust Indenture Act; and (iii) those that have been made or obtained and are in full force and effect or as to which the failure to be made or obtained or to be in full force and effect would not result, individually or in the aggregate, in a material adverse effect on the ability of any Transaction Party to perform its obligations under the Transaction Documents to which it is a party.

          8. The Company is not and, after giving effect to the Merger and the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Circular, AmeriPath will not be an "investment company" as defined in the Investment Company Act.

          9. The execution and delivery by each of the Covered Transaction Parties of each of the Transaction Documents to which it is a party, the performance by each of the Covered Transaction Parties of its payment obligations thereunder, the issuance and sale of the Offered Securities by the Company and the granting of the Guaranties by the Guarantors will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any of the Organizational Documents of the Covered Transaction Parties. The execution and delivery by each of the Transaction Parties of each of the Transaction Documents to which it is a party, the performance by each of the Transaction Parties of its payment obligations thereunder, the issuance and sale of the Offered Securities by the Company and the granting of the Guaranties by the Guarantors will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, (A) any law, rule or regulation of the United States of America or the State of New York, the General Corporation Law of the State of Delaware, the Limited Liability Company Act of the State of Delaware or the Revised Uniform Limited Partnership Act of the State of Delaware, (B) to our knowledge, any order or decree of any court or other governmental agency or body of the United States of America or the State of New York or any governmental agency or body of the State of Delaware acting pursuant to the General Corporation Law of the State of Delaware, the Limited Liability Company Act of the State of Delaware or the Revised Uniform Limited Partnership Act of the State of Delaware or (C) any agreement listed as an exhibit to (i) AmeriPath's Form 10-K for the year ended December 31, 2001, (ii) AmeriPath's Form 10-Q for the quarter ended March 31,2002, (iii) AmeriPath's Form 10-Q for the quarter ended June 30, 2002 or (iv) AmeriPath's Form 10-Q for the quarter ended September 30, 2002 (collectively, the "MATERIAL AGREEMENTS"), except for any breach or violation of any Material Agreement that individually or in the aggregate would not have a material adverse effect on the ability of any Transaction Party to perform its obligations under the Transaction Documents to which it is a party. We call to your attention that certain of the Material Agreements may be governed by the laws of jurisdictions other than the State of New York. For purposes of the opinion expressed above, we have assumed that the Material Agreements are governed by and would be interpreted in accordance with the laws of the State of New York.

          10. Assuming the accuracy of the representations and warranties of the Company contained in paragraph (v) of Section 2 of the Purchase Agreement and the accuracy of the representations and warranties of the Initial Purchasers contained in Section 4 of the Purchase Agreement, it is not necessary in connection with (i) the offer, sale and delivery of the Offered Securities by the Company to the Initial Purchasers pursuant to the Purchase Agreement or (ii) any resale of the Offered Securities by the Initial Purchasers made in the manner contemplated by the Purchase Agreement to register the Offered Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act. The Indenture, however, conforms in all material respects to the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.

          11. Except as otherwise disclosed in the Offering Circular, to our knowledge, without independent investigation, there are no pending or threatened actions, suits or proceedings against any of the Transaction Parties as to which there is a probability of an adverse determination and which if adversely determined would be likely in our judgment to have a material adverse effect on the ability of Transaction Parties to perform their respective obligations under the Transaction Documents or which are otherwise material to the Transaction Parties, taken as a whole, in the context of the sale of the Offered Securities.

          12. The statements in the Offering Circular under the captions "Certain Relationships and Related Transactions", "The Transactions", "Description of Notes", "Description of Certain Other Indebtedness" and "Contingent Notes and the Cash Collateral Account--Cash Collateral Account" insofar as such statements purport to summarize certain terms of the documents referred to therein, constitute accurate summaries of such terms of such documents in all material respects; the statements in the Offering Circular under the caption "Certain United States Federal Income Tax Considerations" to the extent that they purport to describe matters of law or regulation have been reviewed by us and fairly summarize in all material respects the matters described therein.

We have necessarily assumed the correctness and completeness of the statements contained in the Offering Circular and take no responsibility for the accuracy or completeness thereof, except to the extent set forth in paragraph 12 above. Subject to the foregoing, in connection with the Company's preparation of the Offering Circular, we have participated in conferences with certain officers of the Company and AmeriPath, the independent public accountants of the Company and AmeriPath, and the Initial Purchasers and their counsel with regard to the Offering Circular, and, based upon our examination of the Offering Circular and our discussions in the above-mentioned conferences, nothing has come to our attention that would lead us to believe that the Offering Circular (except for financial statements and schedules and other financial or accounting information included therein, as to which we expresses no opinion), as of the date of the Offering Circular or as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          The foregoing opinions are subject to the following assumptions, exceptions, qualifications and limitations:

          A.   Our opinions set forth in paragraphs 5 and 6 above are subject to
(i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally, including, without limitation, fraudulent transfer or conveyance laws; (ii) the effect of public policy considerations or court decisions which may limit rights to obtain indemnification; and (iii) general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether such enforceability is considered in a proceeding in equity or at law. Such opinions are also subject to the following qualifications: (a) certain remedial provisions of the Transaction Documents are or may be unenforceable in whole or in part under applicable laws, but the inclusion of such provisions does not make the remedies afforded by any of the Transaction Documents inadequate for the practical realization of the rights and benefits purported to be provided thereby, except for the economic consequences resulting from any delay imposed by, or procedures required by, applicable laws; (b) the availability of a decree for specific performance or an injunction is subject to the discretion of the court requested to issue any such decree or injunction; and (c) we express no opinion as to the effect of the laws of any jurisdiction other than the State of New York that limits the rates of interest legally chargeable or collectible. In addition, we express no opinion as to the enforceability of any provision in the Transaction Documents that (i) purports to establish (or may be construed to establish) evidentiary standards; (ii) relates to the subject matter jurisdiction of any court to adjudicate any controversy related to the Transaction Documents or any waiver of an inconvenient forum set forth in any such provision; or (iii) requires the payment of liquidated damages or imposes penalties or forfeitures.

          B. For purposes of our opinions set forth in paragraphs 7 and 9 above, we express no opinion with respect to laws, rules, regulations or licensing requirements of any Federal, State, local or foreign governmental or regulatory authority (i) relating to (a) the practice of medicine, the laboratory industry or to the healthcare industry in general, or (b) to the use, storage or disposal of medical waste or other hazardous substances or (ii) as may otherwise be applicable to AmeriPath and the Subsidiaries because of the specific type of business in which they engage.

          C. For purposes of our opinions set forth above, we have assumed that (i) each of the Transaction Documents constitutes the legal, valid and binding obligation of parties thereto (other than the Transaction Parties); (ii) each of the Other Guarantors is duly organized and validly existing under the laws of the jurisdiction of its organization; (iii) each of the Other Guarantors has all necessary power and authority to execute and deliver each of the Transaction Documents to which it is a party; (iv) the execution, delivery and performance by each of the Other Guarantors of the Transaction Documents to which it is a party have been duly authorized by all requisite action of such party; (v) each of the Transaction Documents has been duly executed and delivered by each of the Other Guarantors; (vi) the execution, delivery and performance by each of the Transaction Parties of the Transaction Documents to which it is a party does not violate any law, rule or regulation of the jurisdiction in which it is organized or any other applicable law, rule or regulation (excepting the laws, rules and regulations of the State of New York and the United States of America and the General Corporation Law of the State of Delaware, the Limited Liability Company Act of the State of Delaware and the Revised Uniform Limited Partnership Act of the State of Delaware) or any order or decree of any court or governmental agency or body (excepting orders and decrees of courts or other governmental agencies or bodies of the United States of America or the State of New York or any court or other governmental agency or body of the State of Delaware acting pursuant to the General Corporation Law of the State of Delaware, the Limited Liability Company Act of the State of Delaware or the Revised Uniform Limited Partnership Act of the State of Delaware which are known to us); and (vii) the execution, delivery and performance by each of the Transaction Parties of the Transaction Documents to which it is a party does not constitute a breach or violation of any agreement or instrument (other than a Material Agreement) which is binding upon such Transaction Party.

D. We express no opinion as to the status under Section 548 of the Bankruptcy Code and applicable State fraudulent conveyance laws of the obligations of the Transaction Parties under the Transaction Documents.

          We are admitted to practice only in the State of New York, and we express no opinion as to matters governed by any laws other than the laws of the State of New York, the Federal law of the United States of America, the General Corporation Law of the State of Delaware, the Limited Liability Company Act of the State of Delaware and the Revised Uniform Limited Partnership Act of the State of Delaware.

This opinion is rendered only to you and is solely for your benefit in connection with the Transaction Documents. This opinion may not be relied upon by any other person or for any other purpose or used, circulated, quoted or otherwise referred to for any other purpose.


                                                  Very truly yours,

                                    EXHIBIT B

                                             March [ ], 2003

Credit Suisse First Boston LLC and
Deutsche Bank Securities Inc.
Wachovia Securities, Inc.
     In care of Credit Suisse First Boston LLC
             Eleven Madison Avenue
                    New York, NY 10010

Re:  AMERIPATH, INC.
     $275,000,000 10 1/2% SENIOR SUBORDINATED NOTES DUE 2013

Ladies and Gentlemen:

     We are of opinion as follows:

     1. The Merger Agreement has been duly authorized, executed and delivered by AmeriPath.

     2. Except as described in the Offering Circular, we have not been retained to represent AmeriPath in any pending action, suit or proceeding against or affecting AmeriPath that, if determined adversely to AmeriPath or any of the Subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

     3. Except as disclosed in the Offering Circular, all of the capital stock or other ownership interest, as the case may be, of each of the Guarantors is owned by AmeriPath, directly or through other Guarantors.

     We are furnishing this opinion to you, as representatives of the Initial Purchasers, solely for your benefit and the benefit of the several Initial Purchasers. This opinion may not be relied upon by any other person or for any other purpose or used, circulated, quoted or otherwise referred to for any other purpose.

                                                       Very truly yours,

                                    EXHIBIT C

                                             March [ ], 2003

Credit Suisse First Boston LLC and
Deutsche Bank Securities Inc.
Wachovia Securities, Inc,
     In care of Credit Suisse First Boston LLC
             Eleven Madison Avenue
                    New York, NY 10010

Re:  AMERIPATH, INC.
     $275,000,000 10 1/2% SENIOR SUBORDINATED NOTES DUE 2013

Ladies and Gentlemen:

     We have acted as special regulatory counsel for Amy Acquisition Corp., a Delaware corporation (the "Company"), which will be merged with and into AmeriPath, Inc., a Delaware corporation ("AmeriPath"), pursuant to the Agreement and Plan of Merger dated December 8, 2002, among the Company, Amy Holding Company and AmeriPath (the "Merger"), in connection with the Merger and the purchase by the several initial purchasers (the "Initial Purchasers") listed in Schedule A to the Purchase Agreement dated March 13, 2003 (the "Purchase Agreement"), among Credit Suisse First Boston LLC, Deutsche Bank Securities Inc., Wachovia Securities, Inc. and the Company, from the Company of $275,000,000 principal amount of its 10 1/2% Senior Subordinated Notes due 2013 (the "Notes").

     In that connection, we have examined: (a) the Preliminary Offering Circular dated February 28,2003, (b) the Offering Circular dated March 13,2003 (the "Offering Circular"), and (c) the Purchase Agreement.

     Based on the foregoing, we are of opinion as follows:

     The statements made in the Offering Circular under the captions "Government Regulation" and "Risk Factors," insofar as they purport to describe statutes, regulations and other laws of the Federal government and the governments of the several states of the United States of America regarding the provision of healthcare, accurately describe and fairly summarize such statutes, regulations and other laws.

     We are furnishing this opinion to you, as representatives of the Initial Purchasers, solely for your benefit and the benefit of the several Initial Purchasers. This opinion may not be relied upon by any other person or for any other purpose or used, circulated, quoted or otherwise referred to for any other purpose.

                                                   Very truly yours,